UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Allen Center 1200 Smith Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-8834

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 17, 2013, Genufood Energy Enzymes Corp. (the “Company”) entered into an Equity Purchase Agreement (“Equity Agreement”) with Southridge Partners II, LP (“Southridge”). Pursuant to the Equity Agreement, Southridge has committed to purchase up to $20,000,000 of the Company’s common stock over a two year period. The aggregate number of shares issuable by the Company and to be purchased by Southridge under the Equity Agreement will be determined by the purchase prices for the common stock, as determined under the terms of the Equity Agreement.

At the same time the Company and Southridge executed and entered into a Registration Rights Agreement (the “Registration Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws.

The Company may draw on the facility from time to time, as and when it determines appropriate in accordance with the terms and conditions of the Equity Agreement. The maximum amount that the Company is entitled to put in any one notice is limited to less than 9.99% of the issued and outstanding shares of common stock of the Company. Southridge’s purchase price for each put is set at 92% of the lowest closing bid price of the common stock of the Company during the pricing period as defined in the Equity Agreement. The option to draw down on the equity line is at the sole direction of the Company.

Pursuant to the terms of the Registration Agreement, the Company is obligated to file one or more registration statements with the SEC to register the sale to Southridge of shares of common stock issued or issuable under the Equity Agreement.

As a condition for the execution of the Equity Agreement, the Company issued a promissory note (the “Note”) in the principal amount of $125,000, maturing on May 31, 2014.

The foregoing description of the Equity Agreement, the Registration Agreement and the Note is qualified in its entirety by reference to the full text of the Equity Agreement, the Registration Agreement and the Note, respectively, which are filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
10.1	Equity Purchase Agreement with Southridge Partners II, LP dated October 17, 2013

10.2	Registration Rights Agreement with Southridge Partners II, LP dated October 17, 2013

10.3	Promissory Note issued to Southridge Partners II, LP dated October 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: October 24, 2013	By:	/s/ Yi Lung Lin
Yi Lung Lin, President, C.E.O. & Director

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